Exhibit 99.2



                           TOMMY HILFIGER CORPORATION
              INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1997

                                                                                                        Page

Condensed Consolidated Balance Sheets as of December 31, 1997 and March 31, 1997....................      2

Condensed Consolidated Statements of Operations for the nine months ended December 31,
    1997 and 1996 and the three months ended December 31, 1997 and 1996.............................      3

Condensed Consolidated Statements of Cash Flows for the nine months ended December 31,
    1997 and 1996...................................................................................      4

Condensed Consolidated Statement of Changes in Shareholders' Equity for the nine months
    ended December 31, 1997 and the year ended March 31, 1997.......................................      5

Notes to Condensed Consolidated Financial Statements................................................      6


                           TOMMY HILFIGER CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)



(UNAUDITED)                                                                    AS OF DECEMBER 31,            AS OF MARCH 31,
                                                                                     1997                         1997
                                                                                     ----                         ----

ASSETS
Current assets
        Cash and cash equivalents...........................................        $148,911                    $109,908
        Accounts receivable.................................................          91,452                      79,984
        Inventories.........................................................         157,439                     123,847
        Other current assets................................................          18,764                      18,614
                                                                                    --------                      ------

              Total current assets..........................................         416,566                     332,353

Property and equipment, at cost, less accumulated
      depreciation and amortization.........................................         150,272                     121,540
Other assets  ..............................................................           8,614                       9,192
                                                                                    --------                    --------

              Total Assets..................................................        $575,452                    $463,085
                                                                                    ========                    ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
        Short-term borrowings...............................................          $9,323                      $5,980
        Accounts payable....................................................          16,787                       5,996
        Accrued expenses and other current liabilities......................          58,710                      49,710
                                                                                      ------                      ------

              Total current liabilities.....................................          84,820                      61,686

Other liabilities...........................................................           2,216                       2,425
Long-term debt..............................................................              --                       1,510
Shareholders' equity
        Preference Shares, $0.01 par value-shares authorized 5,000,000;
           none issued......................................................              --                          --
        Ordinary Shares, $0.01 par value-shares authorized 50,000,000;
           issued and outstanding 37,436,929 and 37,249,529, respectively...             374                         372
        Capital in excess of par value......................................         170,250                     165,032
        Retained earnings...................................................         317,797                     232,015
        Cumulative translation adjustment...................................              (5)                         45
                                                                                     -------                    --------


              Total shareholders' equity....................................         488,416                     397,464
                                                                                     -------                     -------

Commitments and contingencies

              Total Liabilities and Shareholders' Equity....................        $575,452                    $463,085
                                                                                    ========                    ========


                           See Accompanying Notes to Condensed Consolidated Financial Statements.

                           TOMMY HILFIGER CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)                                                         FOR THE NINE MONTHS ENDED          FOR THE THREE MONTHS ENDED
                                                                          DECEMBER 31,                        DECEMBER 31,
                                                                          ------------                        ------------

                                                                      1997              1996              1997              1996
                                                                      ----              ----              ----              ----

Net revenue....................................................      $644,385         $491,235            $246,104        $188,199
Cost of goods sold.............................................       337,671          255,954             130,801          97,968
                                                                      -------          -------             -------          ------

Gross profit...................................................       306,714          235,281             115,303          90,231
Selling, general and administrative expenses...................       182,476          141,145              62,919          48,961
                                                                      -------          -------            --------          ------

Income from operations.........................................       124,238           94,136              52,384          41,270
Interest expense ..............................................         1,049              679                 355             135
Interest income ...............................................         5,127            4,539               1,552           1,555
                                                                     --------           ------             -------          ------

Income before income taxes.....................................       128,316           97,996              53,581          42,690
Provision for income taxes ....................................        42,534           33,931              17,200          15,293
                                                                      -------           ------             -------          ------

Net income.....................................................       $85,782          $64,065             $36,381         $27,397
                                                                      =======          =======             =======         =======

Earnings per share:
Basic earnings per share.......................................        $2.30             $1.73            $    .97        $    .74
                                                                       =====             =====            ========        ========

Weighted average shares outstanding............................        37,333           37,015              37,387          37,095
                                                                       ======           ======              ======          ======

Diluted earnings per share.....................................        $2.26             $1.69            $    .96        $    .72
                                                                       =====             =====            ========        ========

Weighted average shares and share equivalents outstanding......        37,918           37,838              37,898          38,031
                                                                       ======           ======              ======          ======

                           See Accompanying Notes to Condensed Consolidated Financial Statements.

                           TOMMY HILFIGER CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)


(UNAUDITED)                                                                             FOR THE NINE MONTHS
                                                                                        ENDED DECEMBER 31,
                                                                                        -------------------
                                                                                      1997              1996
                                                                                      ----              ----

Cash flows from operating activities
   Net income  ............................................................        $85,782           $64,065
   Adjustments to reconcile net income to net cash provided by operating activities
        Depreciation and amortization......................................         21,692            14,968
        Changes in operating assets and liabilities
           Decrease (increase) in assets
               Accounts receivable.........................................        (11,468)           (2,062)
               Inventories.................................................        (33,592)          (30,651)
               Other assets................................................             (3)            2,701
           Increase (decrease) in liabilities
               Accounts payable............................................         10,791            (2,888)
               Accrued expenses and other liabilities......................          8,791            11,290
                                                                                     -----            ------

        Net cash provided by operating activities..........................         81,993            57,423
                                                                                    ------            ------

Cash flows from investing activities
   Purchases of property and equipment.....................................        (49,993)          (64,222)
   Purchases of investments................................................        (20,000)               --
   Maturities of investments...............................................         20,000                --
                                                                                    ------           -------
        Net cash used in investing activities..............................        (49,993)          (64,222)
                                                                                   -------           -------

Cash flows from financing activities
   Proceeds from the exercise of employee stock options....................          3,886             3,051
   Tax benefit from exercise of stock options..............................          1,334             4,312
   Short-term bank borrowings, net.........................................          3,343            (8,454)
   Payments on long-term debt..............................................         (1,510)             (208)
   Other...................................................................            (50)               14
                                                                                   -------           -------
        Net cash provided by (used in) financing activities................          7,003            (1,285)
                                                                                     -----            ------

        Net increase (decrease) in cash....................................         39,003            (8,084)
Cash and cash equivalents, beginning of period.............................        109,908           127,743
                                                                                   -------           -------

Cash and cash equivalents, end of period...................................       $148,911          $119,659
                                                                                  ========          ========


                           See Accompanying Notes to Condensed Consolidated Financial Statements.

                           TOMMY HILFIGER CORPORATION
      CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                                 (IN THOUSANDS)


                                                           CAPITAL IN
                                                             EXCESS                 CUMULATIVE       TOTAL
                                                ORDINARY     OF PAR    RETAINED    TRANSLATION    SHAREHOLDERS'
                                                 SHARES       VALUE    EARNINGS    ADJUSTMENT       EQUITY
                                                --------   ----------  --------    -----------    ------------
BALANCE, MARCH 31, 1996                            $369    $155,294    $145,633        $42         $301,338
     Net income.............................                             86,382                      86,382
     Exercise of employee stock options.....          3       3,926                                   3,929
     Tax benefits from exercise of stock
          options...........................                  5,812                                   5,812
     Translation adjustment.................       ____     _______     _______          3                3
                                                                                       ---         --------
BALANCE, MARCH 31, 1997                             372     165,032     232,015         45          397,464
     Net income.............................                             85,782                      85,782
     Exercise of employee stock options.....          2       3,884                                   3,886
     Tax benefits from exercise of stock
          options...........................                  1,334                                   1,334
     Translation adjustment.................       ____     _______     _______        (50)             (50)
                                                                                       ---         --------
BALANCE, DECEMBER 31, 1997 (UNAUDITED)......       $374    $170,250    $317,797        ($5)        $488,416
                                                   ====    ========    ========        ===         ========

                                See Accompanying Notes to Condensed Consolidated Financial Statements.

                           TOMMY HILFIGER CORPORATION
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

       The accompanying unaudited condensed consolidated financial statements have been prepared by Tommy Hilfiger Corporation (the "Company") in a manner consistent with that used in the preparation of the consolidated financial statements included in the Company's 1997 Annual Report as filed with the Securities and Exchange Commission on Form 10-K (the "Form 10-K"). Certain items contained in these statements are based on estimates. In the opinion of management, the accompanying financial statements reflect all adjustments, consisting of only normal and recurring adjustments, necessary for a fair presentation of the financial position and results of operations and cash flows for the periods presented. All significant intercompany accounts and transactions have been eliminated.

       Operating results for the nine month period ended December 31, 1997 are not necessarily indicative of the results that may be expected for the fiscal year ended March 31, 1998. These unaudited financial statements should be read in conjunction with the financial statements included in the Form 10-K.

       The financial statements as of and for the nine month and the three month periods ended December 31, 1997 and 1996 are unaudited. The Condensed Consolidated Balance Sheet as of March 31, 1997, as presented, has been prepared from the Consolidated Balance Sheet as of March 31, 1997 included in the Company's Form 10-K.

NOTE 2 - INVENTORIES

    Inventories are summarized as follows:

                                    December 31, 1997        March 31, 1997
                                    -----------------        --------------

        Finished Goods............       $155,216,000          $122,237,000
        Raw Materials.............          2,223,000             1,610,000
                                       --------------        --------------
                                         $157,439,000          $123,847,000
                                         ============          ============

NOTE 3 - SUBSEQUENT EVENT

       On January 31, 1998, the Company entered into a definitive agreement to acquire its women's, jeans and Canada licensees for $755,760,000 in cash and 9,045,930 Ordinary Shares of the Company. The acquisition is subject to approval by the Company's shareholders, who will be asked to vote on the proposed acquisition during the first quarter of fiscal 1999. The acquisition is also subject to the Company obtaining necessary financing and other customary conditions. The Company expects that the cash portion of the purchase price will be funded from a combination of debt financing and cash on hand.

NOTE 4 - SUMMARIZED FINANCIAL INFORMATION

       The following presents summarized financial information of Tommy Hilfiger U.S.A., Inc., a wholly owned subsidiary of the Company, as of December 31, 1997 and March 31, 1997 and for the nine month periods ended December 31, 1997 and 1996.
                                        December 31, 1997        March 31, 1997
                                        -----------------        --------------
Current assets                            $323,729,000            $247,070,000
Noncurrent assets                          157,712,000             128,506,000
Current liability due to Parent             15,563,000              26,740,000
Other current liabilities                   85,213,000              57,617,000
Noncurrent liability due to Parent         187,764,000             168,651,000
Other noncurrent liabilities                 2,216,000               2,366,000

                                           Nine months ended December 31,
                                           ------------------------------
                                           1997                       1996
                                           ----                       ----
Net revenue                             $638,025,000              $487,414,000
Gross profit                             294,308,000               226,469,000
Net income                                70,483,000                40,757,000